Exhibit A

Re : Statu s o f Bahama s T ransact i o n an d Reques t fo r Conf i rmat i o n o f Inten t t o Procee d Dea r M r . Sawye r , I wr i t e furthe r t o m y ema il o f Ju ly 29 , 202 5 (enc l ose d fo r conven i ence ) regard i n g th e pend i n g asset - swa p transact i on s re l at i n g t o Lon g Is l an d Investment s Ltd . an d Newpor t Harbou r Ltd . (th e “Landho l d i n g Compan i es”) , wh i c h ar e governe d b y th e app li cab le agreement s entere d i nt o amon g th e part i e s (co ll ect i ve l y , th e “Agreements”) . A s note d prev i ous l y , th e part i e s ha d bee n work i n g towar d a propose d th i r d amendmen t t o ( i) exten d th e ICO - re l ate d dead li ne s an d ( ii) memor i a li z e th e step s necessar y t o conver t Un i co in Inc . ’ s benef i c i a l i nteres t i nt o fu ll l ega l ownersh ip o f th e Landho l d i n g Compan i es . Tha t proces s wa s i nterrupte d fo ll ow i n g th e Ma y 21 , 202 5 not i c e fro m M r . Car lo D ’ Ange lo tha t h e wa s w i thdraw i n g fro m representat i o n o f Ne w W or ld Propert i e s SP V Inc . W e not e tha t Amendmen t No . 2 t o th e Agreement s (enc l osed ) prov i de s that , if b y Januar y 30 , 2025 , th e part i e s wer e unab le t o agre e o n a ne w IC O dat e an d n o regu l ator y de l a y wa s in e f fect , th e Agreemen t wou ld b e deeme d nu ll an d vo id a b i n i t i o , re l eas i n g a ll part i e s fro m li ab ili t i e s o r ob li gat i on s thereunde r . Un i co in ha s neverthe l es s cont i nue d t o ac t in goo d fa i t h wh ile assess i n g v i ab le path s forward . Howeve r , a s w e hav e no t rece i ve d a respons e t o m y Ju ly 29 , 202 5 ema il, w e no w requ i r e c l ar i t y o n you r an d th e i nvestors ’ pos i t i on . Accordingl y , pleas e provid e writte n confirmatio n b y Septembe r 23 , 202 5 o f on e o f th e following : 1. Proceeding : Y o u w i s h t o procee d unde r th e framewor k prev i ous ly d i scusse d (extens i o n o f IC O dead li ne s an d convers i o n steps) , an d yo u des i gnat e th e appropr i at e po i n t o f contac t an d author i ze d s i gnator y s o tha t rev i se d documentat i o n ma y b e c i rcu l ated ; o r 2. T erminatio n Position : Y o u tak e th e pos i t i o n tha t th e Agreement(s ) hav e term i nate d pursuan t t o Amendmen t No . 2 . Certa in id e ntifi e d info rma tion, indi cate d b y a bl a n k s p ace o r bl ack bo x in thi s ex hibit, h as b ee n exc lud e d b eca u se i t i s both (i ) no t mater i a l a nd (ii ) would b e c o m p e titi ve l y h arm ful o r a n unw arra n te d in vas ion o f p ers on a l p r i vacy i f publi c l y di sc lo se d. Septembe r 17 , 202 5 VI A EMAI L T O : M r . Barr y Sawye r m) ; an d EDUARDO SERRANO 2025 - 09 - 23 09:47:56 -------------------------------------------- Certain identified information, indicated by a blank space or black box in this exhibit, has been excluded because it is both (i) not material and (ii) would be competitively harmful or an unwarranted invasion of personal privacy if publicly disclosed.

This correspondence is sent without prejudice to, and shall not be deemed a waiver of, any rights, claims, defenses, or remedies available to Unicoin Inc.

We remain willing to engage in good-faith discussions, subject to applicable legal and regulatory considerations. If a brief call would be useful, please propose times and we will accommodate.

Sincerely,

Eduardo Serrano
General Counsel

w/ enclosures

1. *Email from Eduardo Serrano to Barry Sawyer, dated July 29, 2025*

2. *Cover Letter to Amendment No. 2 (dated September 17, 2025)*

3. *Executed Amendment No. 2 to Asset Swap Agreements*

Sep t ember 17, 2025 V I A EMA I L T O : M r . Barry Sawyer ; and Re: Execu t ion of Amendment No. 2 t o Asset Swap Agreemen t s Dear M r . Sawyer: Unicoin I nc . has now execu t ed Amendment No . 2 ( t he “Amendmen t s”) t o th e Asset Swap Agreemen t s rela t ing t o Long I sland I nves t men t s Ltd . and Newport Harbour Ltd . ( t oge t he r , th e “Landholding Companies”) . Th e Amendmen t s, dated as of Sep t ember 27 , 2024 , were previously execu t ed by th e coun t erpar t ies, and with Unicoin ’ s execu t ion on Sep t ember 17 , 2025 , th e Amendmen t s are now full y execu t ed and e f f ec t ive as of its s t a t ed e f f ec t ive date . Fo r your records, we enclose a copy of th e Amendmen t s execu t ed by Unicoin I nc . Thi s correspondence is t ransmi tt ed without prejudice to , and shall not be deemed a waiver of, any righ t s, claims, de f enses, or remedies available t o Unicoin I nc. Kind regards, Eduardo Serrano G eneral Counsel Unicoin I nc . Enclosure : Execu t ed Amendment No . 2

Docusign Envelope ID: C0DCCF69-4333-4CDE-8D5D-F33B67A03B1B

Certain identified information, indicated by a blank space or black box in this exhibit, has been excluded because it is both (i) not material and (ii) would be competitively harmful or an unwarranted invasion of personal privacy if publicly disclosed.

AMENDMENT NUMBER TWO TO THE "AGREEMENT TO CONVEY BENEFICIAL OWNERSHIP IN NEWPORT HARBOUR LTD."

This Amendment Number Two ("Amendment No.2") is made and entered into as of **September 27, 2024,** by and amongst: **Unicoin Inc**., a Delaware corporation having its registered address at 300 Delaware Avenue, Suite 210, Wilmington, DE 19801, United States ("Unicoin" or the "Company"); **Kenneth Toppin**, an individual, citizen of the Bahamas with Passport No. AA115601, having an address at 14 Emery Street, Nassau, Bahamas ("K Toppin"); **Monique Toppin**, an individual, citizen of the Bahamas with Passport No. AA113024, having an address at 14 Emery Street, Nassau, Bahamas ("M Toppin"); and **Newport Harbour Ltd**., a Bahamian company with its registered address at Suite 200, Priderock Corporate Centre, East and Bay Streets (hereinafter referred to as "Newport" or "Investor Company"). M Toppin and K Toppin may also be referred to, together as "Investors," and each as an "Investor." Investors, Unicoin, and Newport may be referred to together as the "Parties," and each as a "Party."

RECITALS

WHEREAS, on January 24, 2024, the Parties entered into that certain agreement titled "Agreement to Convey Beneficial Ownership in Newport Harbour Ltd." (the "Agreement");

WHEREAS, on March 25, 2024, the Parties amended the Agreement through Amendment No. 1 to address certain terms and conditions related to the conveyance of the beneficial ownership in Newport.;

WHEREAS, pursuant to the Agreement, the Company has obtained beneficial ownership of shares in Newport, but the conversion of beneficial ownership to full legal ownership and control of said shares remains an outstanding obligation as part of the Parties' post-closing obligations;

WHEREAS, the Parties acknowledge that the end goal is to convert the beneficial ownership of the shares into full legal ownership and control of Newport by and for the Company, and therefore the Company shall fully control the underlying Properties currently held by Newport as described under Exhibit A to the Agreement, on or before the Initial Coin Offering (ICO) of unicoins;

WHEREAS, the ICO, originally scheduled for September 30, 2024, has been delayed; and

WHEREAS, the Parties now wish to further amend the Agreement as set forth in this Amendment No. 2 to address the delayed ICO, the post-closing obligations regarding the conversion of beneficial ownership, and certain escrow and other technical procedures related to the transfer of the unicoins.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Docusign Envelope ID: C0DCCF69-4333-4CDE-8D5D-F33B67A03B1B

1. Delay of ICO. The Parties agree that the Initial Coin Offering ("ICO"), originally scheduled for September 30, 2024, shall be postponed and rescheduled to a date no later than December 31, 2024. Any further extension of the ICO date shall only be permitted if mutually agreed upon in writing by all Parties. However, if an additional delay is mandated by U.S. regulatory authorities to ensure compliance with all applicable conditions, the ICO date may be extended accordingly without requiring mutual written agreement. If, by January 30, 2025, the Parties are unable to reach an agreement on a new ICO date and no regulatory delay is in effect, this Agreement shall be deemed null and void ab initio, releasing all Parties from any liabilities or obligations under this Agreement.

In the interim period leading up to the ICO, the Parties agree to cooperate in good faith to complete the following actions:

(i) Finalize the technical procedures required for the transfer of unicoins into New World Properties SPV Inc.'s crypto wallet;

(ii) Facilitate the Company's ongoing due diligence on the Investor Company and the Properties;

(iii) Complete the conversion of the beneficial ownership of shares into full legal ownership of Newport, thereby granting the Company full control over the Properties as part of the post-closing obligations.

In addition, Investors and Investor Company agree to comply with all reasonable due diligence requests of Company, as well as any other request relating to the shareholding of the Investor Company.

2. Escrowing of Unicoin Transfers. The Parties agree that, within five (5) days of executing this Amendment No.2, the Unicoin Rights Certificates currently held by New World Properties SPV, Inc. (the "SPV") shall be delivered to an escrow agent, mutually agreed upon by both the Company and the Investors, to be held in escrow along with the unicoins to be transferred pursuant to the certificates. The escrow account shall be established and maintained in accordance with Bahamian law, ensuring that the unicoins and certificates are available to fulfill all necessary tax obligations, including any tax and stamp duty fees, in compliance with local regulations. The escrow agent is hereby instructed that neither the Unicoin Rights Certificates nor the unicoins may be released to the SPV or any other party until (i) the ICO has taken place; (ii) all applicable tax obligations, including tax and stamp duty fees, have been fully satisfied; and (iii) the conversion of beneficial ownership of shares into full legal ownership of Newport has been completed, thereby granting Unicoin full and exclusive control over Newport and its Properties. The release of unicoins and certificates is strictly contingent upon the satisfaction of these conditions.

3. Ratification of Transfers.

Docusign Envelope ID: C0DCCF69-4333-4CDE-8D5D-F33B67A03B1B

3.1. The SPV agrees to provide a formal resolution ratifying the transfer of unicoin rights to the SPV and the subsequent transfer to NWP Holdings LLC, confirming the legality and completion of such transfers.

3.2. Investors confirm full payment of the consideration made by Company pursuant to the Agreement.

4. Rescission Clause Amendment. Upon the conversion of the Company's beneficial interest in the shares of Newport into full, legal ownership, and upon the release of the Unicoin Rights Certificates or unicoins by the escrow agent as specified in this Amendment No. 2, the rescission rights set forth in the Agreement and/or any prior amendments shall be deemed void and unenforceable, including the rescission rights that may be exercised under Sections 7.8 and 9.1 of the Agreement. The Parties acknowledge that the conversion of the beneficial interest into full legal ownership, and the release of the unicoins or Unicoin Rights Certificates by the escrow agent, represents a material completion of the transaction, after which no rescission rights shall apply.

5. Assignment. The Company may assign its rights and obligations under this Agreement, as amended, to any third party, affiliate, or successor entity, or in connection with a merger, acquisition, or sale of substantially all of its assets, without the consent of the other Parties. Any such assignment shall not relieve the Company of its obligations hereunder unless expressly assumed by the assignee. The Investors and Newport may not assign their rights or obligations under this Agreement without the prior written consent of the Company.

6. Miscellaneous.

6.1. Recitals: The above recitals are true and correct and incorporated into this Amendment.

6.2. Definitions: Capitalized terms not otherwise defined in this Amendment shall have the meanings provided in the Agreement.

6.3. Non-Party Acknowledgment: The SPV acknowledges its limited role in this Amendment No. 2, specifically in relation to Section 3.3 of the original Agreement. While the SPV is not a party to the Agreement or this Amendment, it agrees to perform the obligations expressly stated, including the provision of resolutions ratifying the transfer of Unicoin rights. This acknowledgment does not extend to any other liabilities beyond those explicitly stated herein.

6.4. Effectiveness of Amendment: Except as modified herein, all other terms, covenants, obligations, and provisions of the Agreement shall remain in full force and effect, ratified by the Parties.

6.5. Entire Agreement: This Amendment No. 2, together with the original Agreement and Amendment No. 1, constitutes the entire understanding of the Parties with respect to the subject

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Docusign Envelope ID: C0DCCF69-4333-4CDE-8D5D-F33B67A03B1B

Certain identified information, indicated by a blank space or black box in this exhibit, has been excluded because it is both (i) not material and (ii) would be competitively harmful or an unwarranted invasion of personal privacy if publicly disclosed.

AMENDMENT NUMBER TWO TO THE "AGREEMENT TO CONVEY BENEFICIAL OWNERSHIP IN LONG ISLAND INVESTMENTS LTD."

This Amendment Number Two ("Amendment No.2") is made and entered into as of **September 27, 2024,** by and amongst: **Unicoin Inc**., a Delaware corporation having its registered address at 300 Delaware Avenue, Suite 210, Wilmington, DE 19801, United States, ("Unicoin" or the "Company"); **Kenneth Toppin**, an individual, citizen of the Bahamas with Passport No. AA115601, having an address at 14 Emery Street, Nassau, Bahamas ("K Toppin"); **Monique Toppin**, an individual, citizen of the Bahamas with Passport No. AA113024, having an address at 14 Emery Street, Nassau, Bahamas ("M Toppin"); **Barry A. Sawyer**, an individual, citizen of the Bahamas with passport No. AA107429, having an address at 43 Hawkins Hill, Nassau, Bahamas ("Barry Sawyer"); and **Long Island Investments LTD**., a Bahamian company with its registered address at Suite 200, Priderock Corporate Centre, East and Bay Streets (hereinafter referred to as "Long Island" or "Investor Company"). Barry Sawyer, M Toppin and K Toppin may also be referred to, together as "Investors," and each as an "Investor." Investors, Unicoin, and Long Island may be referred to together as the "Parties," and each as a "Party."

RECITALS

WHEREAS, on January 24, 2024, the Parties entered into that certain agreement titled "Agreement to Convey Beneficial Ownership in Long Island" (the "Agreement");

WHEREAS, on March 25, 2024, the Parties amended the Agreement through Amendment No. 1 to address certain terms and conditions related to the conveyance of the beneficial ownership in Long Island;

WHEREAS, pursuant to the Agreement, the Company has obtained beneficial ownership of shares in Long Island, but the conversion of beneficial ownership to full legal ownership and control of said shares remains an outstanding obligation as part of the Parties' post-closing obligations;

WHEREAS, the Parties acknowledge that the end goal is to convert the beneficial ownership of the shares into full legal ownership and control of Long Island by and for the Company, and therefore the Company shall fully control the underlying Properties currently held by Long Island as described under Exhibit A to the Agreement, on or before the Initial Coin Offering (ICO) of unicoins;

WHEREAS, the ICO, originally scheduled for September 30, 2024, has been delayed;

WHEREAS, the Parties now wish to further amend the Agreement as set forth in this Amendment No. 2 to address the delayed ICO, the post-closing obligations regarding the conversion of beneficial ownership, and certain escrow and other technical procedures related to the transfer of the unicoins;

Docusign Envelope ID: C0DCCF69-4333-4CDE-8D5D-F33B67A03B1B

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Delay of ICO. Delay of ICO. The Parties agree that the Initial Coin Offering ("ICO"), originally scheduled for September 30, 2024, shall be postponed and rescheduled to a date no later than December 31, 2024. Any further extension of the ICO date shall only be permitted if mutually agreed upon in writing by all Parties. However, if an additional delay is mandated by U.S. regulatory authorities to ensure compliance with all applicable conditions, the ICO date may be extended accordingly without requiring mutual written agreement. If, by January 30, 2025, the Parties are unable to reach an agreement on a new ICO date and no regulatory delay is in effect, this Agreement shall be deemed null and void ab initio, releasing all Parties from any liabilities or obligations under this Agreement.

In the interim period leading up to the ICO, the Parties agree to cooperate in good faith to complete the following actions:

(i) Finalize the technical procedures required for the transfer of unicoins into New World Properties SPV Inc.'s crypto wallet;

(ii) Facilitate the Company's ongoing due diligence on the Investor Company and the Properties;

(iii) Complete the conversion of the beneficial ownership of shares into full legal ownership of Long Island, thereby granting the Company full control over the Properties as part of the post-closing obligations.

In addition, Investors and Investor Company agree to comply with all reasonable due diligence requests of Company, as well as any other request relating to the shareholding of the Investor Company.

2. Escrowing of Unicoin Transfers. The Parties agree that, within five (5) days of executing this Amendment No.2, the Unicoin Rights Certificates held by New World Properties SPV, Inc. (the "SPV") shall be delivered to an escrow agent, mutually agreed upon by both the Company and the Investors, to be held in escrow along with the unicoins to be transferred pursuant to the certificates. The escrow account shall be established and maintained in accordance with Bahamian law, ensuring that the unicoins and certificates are available to fulfill all necessary tax obligations, including any tax and stamp duty fees, in compliance with local regulations. The escrow agent is hereby instructed that neither the Unicoin Rights Certificates nor the unicoins may be released to the SPV or any other party until (i) the ICO has taken place; (ii) all applicable tax obligations, including tax and stamp duty fees, have been fully satisfied; and (iii) the conversion of beneficial ownership of shares into full legal ownership of Long Island has been completed, thereby granting Unicoin full and exclusive control over Long Island and its Properties. The release of unicoins and certificates is strictly contingent upon the satisfaction of these conditions.

Docusign Envelope ID: C0DCCF69-4333-4CDE-8D5D-F33B67A03B1B

3. Ratification of Transfers.

3.1. The SPV agrees to provide a formal resolution ratifying the transfer of unicoin rights to the SPV and the subsequent transfer to NWP Holdings LLC, confirming the legality and completion of such transfers.

3.2. Investors confirm full payment of the consideration made by Company pursuant to the Agreement.

4. Rescission Clause Amendment. Upon the conversion of the Company's beneficial interest in the shares of Long Island into full, legal ownership, and upon the release of the Unicoin Rights Certificates or unicoins by the escrow agent as specified in this Amendment No. 2, the rescission rights set forth in the Agreement and/or any prior amendments shall be deemed void and unenforceable, including the rescission rights that may be exercised under Sections 7.8 and 9.1 of the Agreement. The Parties acknowledge that the conversion of the beneficial interest into full legal ownership, and the release of the unicoins or Unicoin Rights Certificates by the escrow agent, represents a material completion of the transaction, after which no rescission rights shall apply.

5. Assignment. The Company may assign its rights and obligations under this Agreement, as amended, to any third party, affiliate, or successor entity, or in connection with a merger, acquisition, or sale of substantially all of its assets, without the consent of the other Parties. Any such assignment shall not relieve the Company of its obligations hereunder unless expressly assumed by the assignee. The Investors and Long Island may not assign their rights or obligations under this Agreement without the prior written consent of the Company.

6. Miscellaneous.

6.1. Recitals: The above recitals are true and correct and incorporated into this Amendment.

6.2. Definitions: Capitalized terms not otherwise defined in this Amendment shall have the meanings provided in the Agreement.

6.3. Non-Party Acknowledgment: New World Properties SPV, Inc. acknowledges its limited role in this Amendment No. 2, specifically in relation to Section 3.3 of the original Agreement. While New World Properties SPV, Inc. is not a party to the Agreement or this Amendment, it agrees to perform the obligations expressly stated, including the provision of resolutions ratifying the transfer of Unicoin rights. This acknowledgment does not extend to any other liabilities beyond those explicitly stated herein.

6.4. Effectiveness of Amendment: Except as modified herein, all other terms, covenants, obligations, and provisions of the Agreement shall remain in full force and effect, ratified by the Parties.

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